UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2016

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Illinois	33-42498	65-0254624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 E. Woodfield Road, Suite 205 S Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

(855) 995-7367
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Resignation of Schulman Lobel Zand Katzen Williams & Blackman, LLP

On October 21, 2016, Quadrant 4 Systems Corporation (the "Company") was notified that its independent auditors, Schulman Lobel Zand Katzen Williams & Blackman, LLP ("Schulman Lobel") had resigned its engagement with the Company, effective immediately.  On that date, the Company received Schulman Lobel's formal resignation letter.  The Chairman of the Audit Committee discussed the subject matter of the resignation letter with Schulman Lobel prior to acceptance of its resignation.  The Audit Committee had not previously recommended the dismissal of Schulman Lobel.

The resignation letter stated that, as a result of information regarding related party transactions set forth in the Company's amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2015 filed with the Securities and Exchange Commission (SEC) on September 23, 2016, Schulman Lobel is now not able to rely upon management's representations and can no longer continue as the Company's accounting firm.

The audit reports of Schulman Lobel for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years, and any subsequent interim period preceding the resignation of Schulman Lobel, there were no disagreements with Schulman Lobel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Schulman Lobel, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company has authorized Schulman Lobel to respond fully to the inquiries of any successor accountant concerning the subject matter hereof.

Attached as Exhibit 16.1 is a letter from Schulman Lobel addressed to the SEC stating that it concurs with the statements made by the Company with respect to the Company in this Current Report on Form 8-K.

Engagement of L J Soldinger Associates, LLC

On October 26, 2016, the Audit Committee of the Board of Directors approved the engagement of L J Soldinger Associates, LLC ("LJS"), as the Company's new independent auditors.

During the two most recent years ended December 31, 2015 and December 31, 2014, and any subsequent period through the effective date of its engagement, the Company has not consulted LJS regarding:
(i) Either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that LJS concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues; or
(ii) Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Schulman Lobel Zand Katzen Williams & Blackman, LLP, dated October 27, 2016

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
QUADRANT 4 SYSTEM CORPORATION

Date: October 27, 2016	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Schulman Lobel Zand Katzen Williams & Blackman, LLP, dated October 27, 2016